UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 --------------


                                    FORM 8-K


                        PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------


                                 April 19, 2001
                Date of Report (Date of earliest event reported)



                               CENIT BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-20378                  54-1592546
-------------------------------         ---------           --------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


300 E. Main Street, Suite 1350
      Norfolk, Virginia                                      23510
-------------------------------                              -----
(Address of principal executive office)                    (Zip code)


    Registrant's telephone number, including area code:     (757) 446-6600



Item 5 - Other Events

     On April 19, 2001, the Registrant issued a News Release announcing results for the first quarter ended March 31, 2001 and other information. The News Release is attached as EXHIBIT 99.1. Item 7 - Financial statements and exhibits.


Item 7 - Financial statements and exhibits.

     The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENIT Bancorp, Inc.


Date:   April 20, 2001                  /S/ Michael S. Ives
                                        -------------------------------------
                                        Michael S. Ives
                                        President and Chief Executive Officer



Date:   April 20, 2001                  /S/ John O. Guthrie
                                        -------------------------------------
                                        John O. Guthrie
                                        Senior Vice President and
                                        Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT         DESCRIPTION OF EXHIBIT
-------         ----------------------

99.1            News Release dated April 19, 2001

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